UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 27, 2021

ACASTI PHARMA INC.
(Exact Name of Registrant as Specified in Charter)

QUEBEC, CANADA	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3009, boul. de la Concorde East Suite 102 Laval, Québec Canada H7E 2B5
(Address of Principal Executive Offices) (Zip Code)

450-686-4555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	NASDAQ Stock Market

Item 8.01. Other Events.

On January 27, 2021, Acasti Pharma Inc. (“Acasti”) issued a press release providing an update on the use of its “at-the-market” equity offering program (“ATM program”), as required by the policies of the TSX Venture Exchange. Acasti previously entered into an amended and restated ATM sales agreement on June 29, 2020 (the “Sales Agreement”) with B. Riley FBR Inc., Oppenheimer & Co. Inc. and H.C. Wainwright & Co., LLC (collectively, the “Agents”), to implement an ATM program under which Acasti may issue and sell from time to time its common shares having an aggregate offering price of up to US$75 million through the Agents.

Pursuant to the ATM program, since the last distributions reported by Acasti on August 13, 2020, Acasti issued an aggregate of 82,626,562 common shares (the “ATM Shares”) over the NASDAQ Stock Market for aggregate gross proceeds to the Company of US$28.5 million. The ATM Shares were sold at prevailing market prices averaging US$0.3445 per share pursuant to a U.S. registration statement on Form S-3 (No. 333-239538) as made effective on July 7, 2020, as well as the Sales Agreement. Pursuant to the Sales Agreement, a cash commission of 3.0% on the aggregate gross proceeds raised was paid to the Agents in connection with their services.

The additional capital raised has strengthened Acasti’s balance sheet and will provide Acasti with additional flexibility in its ongoing review process to explore and evaluate strategic alternatives.

On January 27, 2021, the press release was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval at www.sedar.com. A copy of the press release is filed as exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Acasti Pharma Inc. on January 27, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACASTI PHARMA INC.

Date: January 27, 2021	By:	/s/ Jan D'Alvise
Jan D'Alvise
Chief Executive Officer